Exhibit 4.1

SEE RESTRICTIVE LEGENDS ON REVERSE SIDE OF CERTIFICATE

C-__	Incorporated Under the Laws of the State of Delaware on December 8, 2004	**______**

NEW ATHLETICS, INC.

Common Stock

                                THIS CERTIFIES THAT ______________ is the record holder of _______________ (______) shares of the Common Stock of New Athletics, Inc. (the “Corporation”) transferable only on the books of the corporation by the holder hereof, in person or by duly authorized attorney, upon surrender of this certificate properly endorsed or assigned.

                                This Certificate and the shares represented hereby shall be held subject to all of the provisions of the Certificate of Incorporation and the Bylaws of said Corporation and any amendments thereto, a copy of each of which is on file at the office of the Corporation and made a part hereof as fully as though the provisions of said Certificate of Incorporation and Bylaws were imprinted in full on this Certificate, to all of which the holder of this Certificate, by acceptance hereof, assents and agrees to be bound.

                                IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed by its duly authorized officers this _____ day of __________, 200__.

Secretary	President

                FOR VALUE RECEIVED, _________________ HEREBY SELL, ASSIGN, AND TRANSFER UNTO _______ SHARES OF CAPITAL STOCK OF NEW ATHLETICS, INC. REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT ATTORNEY TO TRANSFER SUCH STOCK ON THE SHARE REGISTER OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED	, 200__

IN PRESENCE OF
	(Witness)	(Stockholder)

(Stockholder)

NOTICE: THE SIGNATURE ON THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATSOEVER.

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”).  SUCH SECURITIES MAY NOT BE TRANSFERRED EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, OR (B) IN COMPLIANCE WITH THE PROVISIONS OF REGULATION S PROMULGATED PURSUANT TO THE ACT AND, IF REASONABLY REQUIRED BY THE COMPANY, SUCH COMPLIANCE IS CONFIRMED BY AN OPINION OF COUNSEL.  HEDGING TRANSACTIONS INVOLVING THE SECURITIES REPRESENTED HEREBY MAY NOT BE CONDUCTED EXCEPT IN COMPLIANCE WITH THE ACT.